                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Blue Valley Ban Corp (the "Company") on Form 10-K for the period ended December 31, 2003, as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), we certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 18, 2004

                                           /s/ Robert D. Regnier
                                           ---------------------
                                           Robert D. Regnier,
                                           President and Chief Executive Officer

                                           /s/ Mark A. Fortino
                                           -------------------
                                           Mark A. Fortino,
                                           Treasurer (Chief Financial Officer)